Exhibit 99.1

Occidental Petroleum Announces 2nd Quarter 2018 Results

•            Completed low oil price Breakeven Plan ahead of schedule

•            Increased dividend for 16th consecutive year

•            Achieved record earnings in Chemical and Marketing businesses

•            Exceeded high end of Permian Resources production guidance at 201,000 BOE per day, a  46 percent year-over-year increase

•            $5 billion additional cash in 2018 versus original plan

–                $2.6 billion sale of non-core domestic midstream assets

–                $2.5 billion from outperformance across all three segments

•            Allocation of additional cash focused on increasing shareholder returns

–                Share repurchases targeted at over $2 billion in the next 12 to 18 months

–                $1.1 billion capital budget increase for high-return, short-cycle oil and gas projects

HOUSTON — August 8, 2018 — Occidental Petroleum Corporation (NYSE:OXY) today announced net income for the second quarter of 2018 of $848 million, or $1.10 per diluted share. Earnings for the second quarter of 2018 were adversely impacted by approximately $90 million, or $0.12 per diluted share, due to the timing of crude oil liftings in Oman and the non-cash, mark-to-market impact on crude oil volumes.

“With the early completion of our low oil price breakeven plan, outperformance across all three business segments and the expected sale of non-core domestic midstream assets, our priority is to use free cash flow to generate the greatest shareholder return,” said President and Chief Executive Officer Vicki Hollub. “We remain committed to our dividend growth, have resumed our share repurchase program and are investing in our high-return Permian assets. Our world-class assets, combined with top-performing wells and takeaway capacity, afford us the unique opportunity to enhance our leadership position in the Permian Basin.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 639,000 barrels of oil equivalent (BOE) for the second quarter of 2018, compared to 609,000 BOE in the first quarter of 2018. Permian Resources average daily production volumes improved from the prior quarter by 24,000 BOE, or 14 percent, to 201,000 BOE in the second quarter of 2018, due to improved well performance. Compared to the second quarter of 2017, Permian Resources production increased by 46 percent.

International average daily volumes increased by 8,000 BOE in the second quarter of 2018, compared to the first quarter of 2018, due to the successful completion of planned maintenance activities at Al Hosn Gas and Dolphin. The increase in Al Hosn Gas and Dolphin production was partially offset by the decrease in Qatar production for planned maintenance activities in the second quarter of 2018.

Oil and gas pre-tax income for the second quarter of 2018 was $780 million, compared to $750 million for the prior quarter. The improvement in second quarter income reflected higher oil and NGL prices as well as higher domestic production volumes, partially offset by lower international volumes due to the timing of crude oil liftings in Oman.

For the second quarter of 2018, average WTI and Brent marker prices were $67.88 per barrel and $74.90 per barrel, respectively. Average worldwide realized crude oil prices were $63.12 per barrel for the second quarter of 2018, an increase of 3 percent compared with the first quarter of 2018. Including the marketing margin from crude oil spreads between Midland and the Gulf Coast, average domestic realized crude oil prices were more than $65.00 per barrel in the second quarter of 2018, an increase of 7 percent compared to the prior quarter.

Chemical

The Chemical segment had another quarter of record earnings. Chemical pre-tax income for the second quarter of 2018 was $317 million, which came in above guidance of $300 million.  The increase in second quarter earnings, compared to pre-tax income of $298 million in the first quarter of 2018, was primarily due to higher realized prices and volumes across many core product lines and favorable plant margins, as ethylene costs were significantly lower than anticipated.

Midstream and Marketing

Midstream pre-tax income for the second quarter of 2018 was $250 million, compared to $179 million for the prior quarter. Income for the first quarter of 2018 included a $43 million pre-tax gain on the sale of interests in a gas plant. Excluding the first quarter gain, the increase in second quarter income reflected record earnings in the marketing business as it earned higher marketing margins from improved crude oil spreads, partially offset by the non-cash, mark-to-market impact on crude oil volumes.

Occidental has agreed to monetize certain non-core domestic midstream assets, which were classified as assets and liabilities held for sale on the balance sheet at June 30, 2018. These assets included the Centurion common carrier oil pipeline and storage system, the Southeast New Mexico oil gathering system and the Ingleside Crude Terminal. Following the transaction, Occidental will retain its long-term flow assurance, pipeline takeaway and export capacity through its retained marketing business.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2017.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Jeff Alvarez
713-215-7864
jeff_alvarez@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 2 2018 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

	2017					2018
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$117	$507	$190	$497	$1,311	$708	$848			$1,556
Reported EPS - Diluted ($/share)	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10			$2.02
Effective tax rate	40%	36%	31%	-653%	1%	32%	26%			29%

Core Income (Loss) ($ millions)	$117	$119	$137	$313	$686	$708	$848			$1,556
Core EPS - Diluted ($/share)	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10			$2.02
Effective tax rate	40%	37%	29%	40%	37%	32%	26%			29%

Average Shares Outstanding
Basic (millions)	764.4	764.9	765.5	765.5	765.1	765.6	765.7			765.7
Diluted (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4			767.2

Production - Reported
Total US (MBOE/D)	303	296	297	319	304	336	358			347
US oil (MBBL/D)	192	195	199	214	200	228	240			234
Worldwide (MBOE/D)	584	601	600	621	602	609	639			624
Worldwide sales (MBOE/D)	583	603	600	624	603	610	622			616

Production - Ongoing Operations
Total US (MBOE/D)	278	289	297	319	296	336	358			347
US oil (MBBL/D)	190	195	199	214	200	228	240			234
Worldwide (MBOE/D)	559	594	600	621	594	609	639			624
Worldwide sales (MBOE/D)	558	596	600	624	595	610	622			616

Realizations
Worldwide oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12			$62.07
Worldwide NGL ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21			$26.34
Domestic gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49			$1.76

Cash Flows ($ millions)
Operating before working capital	$1,048	$1,031	$1,084	$1,511	$4,674	$1,697	$1,988			$3,685
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)			(920)
Other, net	(8)	737	(7)	(42)	680	-	-			-
Operating cash flow	$505	$1,849	$1,086	$1,421	$4,861	$1,009	$1,756			$2,765
Capital expenditures	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)			$(2,319)

	2017					2018
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$117	$624	$814	$1,311		$708	$1,556
Reported EPS - Diluted ($/share)	$0.15	$0.81	$1.06	$1.70		$0.92	$2.02
Effective tax rate	40%	37%	36%	1%		32%	29%

Core Income ($ millions)	$117	$236	$373	$686		$708	$1,556
Core EPS - Diluted ($/share)	$0.15	$0.31	$0.48	$0.89		$0.92	$2.02
Effective tax rate	40%	38%	35%	37%		32%	29%

Average Shares Outstanding
Basic (millions)	764.4	764.7	764.9	765.1		765.6	765.7
Diluted (millions)	765.2	765.5	765.7	765.9		767.0	767.2

Production - Reported
Total US (MBOE/D)	303	300	299	304		336	347
US oil (MBBL/D)	192	194	196	200		228	234
Worldwide (MBOE/D)	584	593	595	602		609	624
Worldwide sales (MBOE/D)	583	593	595	603		610	616

Production - Ongoing Operations
Total US (MBOE/D)	278	284	288	296		336	347
US oil (MBBL/D)	190	193	195	200		228	234
Worldwide (MBOE/D)	559	577	584	594		609	624
Worldwide sales (MBOE/D)	558	577	584	595		610	616

Realizations
Worldwide oil ($/BBL)	$49.04	$47.77	$47.23	$48.93		$61.04	$62.07
Worldwide NGL ($/BBL)	$21.59	$20.18	$20.37	$21.63		$25.35	$26.34
Domestic gas ($/MCF)	$2.68	$2.48	$2.38	$2.31		$2.06	$1.76

Cash Flows ($ millions)
Operating before working capital	$1,048	$2,079	$3,163	$4,674		$1,697	$3,685
Working capital changes	(535)	(454)	(445)	(493)		(688)	(920)
Other, net	(8)	729	722	680		-	-
Operating cash flow	$505	$2,354	$3,440	$4,861		$1,009	$2,765
Capital expenditures	$(752)	$(1,531)	$(2,478)	$(3,638)		$(1,032)	$(2,319)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$210	$(190)	$(418)	$(589)	$255	$300			$555
Foreign	418	422	413	514	1,767	502	495			997
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)			(22)
	220	627	220	44	1,111	750	780			1,530
Chemical	170	230	200	222	822	298	317			615
Midstream and Marketing	(47)	119	4	9	85	179	250			429
Segment Income	343	976	424	275	2,018	1,227	1,347			2,574
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)			(183)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)			(194)
Pre-tax Income	195	792	275	66	1,328	1,047	1,150			2,197
Taxes
Federal and state	113	(79)	100	769	903	(95)	(76)			(171)
Foreign	(191)	(206)	(185)	(338)	(920)	(244)	(226)			(470)
Net Income	$117	$507	$190	$497	$1,311	$708	$848			$1,556

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10			$2.02
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10			$2.02

Effective Tax Rate	40%	36%	31%	-653%	1%	32%	26%			29%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$510	$81	$(341)	$250	$-	$-			$-
Foreign	-	-	-	4	4	-	-			-
	-	510	81	(337)	254	-	-			-
Chemical	-	-	-	5	5	-	-			-
Midstream and Marketing	-	94	-	(120)	(26)	-	-			-
Segment Income (Loss)	-	604	81	(452)	233	-	-			-
Corporate
Other	-	-	-	-	-	-	-			-
Pre-tax Income (Loss)	-	604	81	(452)	233	-	-			-
Taxes
Federal and state	-	(216)	(28)	735	491	-	-			-
Foreign	-	-	-	(99)	(99)	-	-			-
Net Income	$-	$388	$53	$184	$625	$-	$-			$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$(300)	$(271)	$(77)	$(839)	$255	$300			$555
Foreign	418	422	413	510	1,763	502	495			997
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)			(22)
	220	117	139	381	857	750	780			1,530
Chemical	170	230	200	217	817	298	317			615
Midstream and Marketing	(47)	25	4	129	111	179	250			429
Segment Income	343	372	343	727	1,785	1,227	1,347			2,574
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)			(183)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)			(194)
Pre-tax Income	195	188	194	518	1,095	1,047	1,150			2,197
Taxes
Federal and state	113	137	128	34	412	(95)	(76)			(171)
Foreign	(191)	(206)	(185)	(239)	(821)	(244)	(226)			(470)
Net Income	$117	$119	$137	$313	$686	$708	$848			$1,556

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10			$2.02
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10			$2.02

Effective Tax Rate	40%	37%	29%	40%	37%	32%	26%			29%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$134	$(125)	$(268)	$(381)	$199	$233			$432
Foreign	243	222	240	277	982	255	247			502
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)			(19)
	116	352	113	(39)	542	447	468			915
Chemical	109	148	129	143	529	230	247			477
Midstream and Marketing	(24)	94	21	28	119	146	209			355
Segment Income	201	594	263	132	1,190	823	924			1,747
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)			(183)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)			(194)
Taxes	64	97	76	574	811	65	121			186
Net Income	$117	$507	$190	$497	$1,311	$708	$848			$1,556

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10			$2.02
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10			$2.02

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$328	$53	$(220)	$161	$-	$-			$-
Foreign	-	-	-	4	4	-	-			-
Exploration	-	-	-	-	-	-	-			-
	-	328	53	(216)	165	-	-			-
Chemical	-	-	-	3	3	-	-			-
Midstream and Marketing	-	60	-	(77)	(17)	-	-			-
Segment Income (Loss)	-	388	53	(290)	151	-	-			-
Corporate
Interest	-	-	-	-	-	-	-			-
Other	-	-	-	-	-	-	-			-
Taxes	-	-	-	474	474	-	-			-
Net Income	$-	$388	$53	$184	$625	$-	$-			$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$(194)	$(178)	$(48)	$(542)	$199	$233			$432
Foreign	243	222	240	273	978	255	247			502
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)			(19)
	116	24	60	177	377	447	468			915
Chemical	109	148	129	140	526	230	247			477
Midstream and Marketing	(24)	34	21	105	136	146	209			355
Segment Income	201	206	210	422	1,039	823	924			1,747
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)			(183)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)			(194)
Taxes	64	97	76	100	337	65	121			186
Net Income	$117	$119	$137	$313	$686	$708	$848			$1,556

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10			$2.02
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10			$2.02

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10			$2.02
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$0.43	$0.07	$(0.29)	$0.21	$-	$-			$-
Foreign	-	-	-	0.01	0.01	-	-			-
Exploration	-	-	-	-	-	-	-			-
Chemical	-	-	-	-	-	-	-			-
Midstream and Marketing	-	0.08	-	(0.10)	(0.02)	-	-			-
Corporate
Interest	-	-	-	-	-	-	-			-
Other	-	-	-	-	-	-	-			-
Taxes	-	-	-	0.62	0.62	-	-			-
Total After-Tax Non-Core Adjustments	$-	$0.51	$0.07	$0.24	$0.82	$-	$-			$-

Core Diluted Earnings Per Share	$0.15	$0.15	$0.18	$0.41	$0.88	$0.92	$1.10			$2.02

Average Diluted Shares Outstanding (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4			767.2

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earnings (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2017					2018
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$510	$81	$56	$647	$-	$-			$-
Asset impairments and related items	-	-	-	(397)	(397)	-	-			-
	-	510	81	(341)	250	-	-			-
Foreign
Asset sales gains	-	-	-	8	8	-	-			-
Asset impairments and related items	-	-	-	(4)	(4)	-	-			-
	-	-	-	4	4	-	-			-

Total Oil and Gas	-	510	81	(337)	254	-	-			-

Chemical
Asset sale gains	-	-	-	5	5	-	-			-
Total Chemical	-	-	-	5	5	-	-			-

Midstream and Marketing
Asset and equity investment gains	-	94	-	-	94	-	-			-
Asset impairments and related items	-	-	-	(120)	(120)	-	-			-
Total Midstream	-	94	-	(120)	(26)	-	-			-

Corporate
No non-core items	-	-	-	-	-	-	-			-
Total Corporate	-	-	-	-	-	-	-			-

Taxes (a)	-	(216)	(28)	636	392	-				-
Totals	-	388	53	184	625	-	-			-

			2017					2018
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$328	$53	$35	$416	$-	$-			$-
Asset impairments and related items	-	-	-	(255)	(255)	-	-			-
	-	328	53	(220)	161	-	-			-
Foreign
Asset sales gains	-	-	-	8	8	-	-			-
Asset impairments and related items	-	-	-	(4)	(4)	-	-			-
	-	-	-	4	4	-	-			-

Total Oil and Gas	-	328	53	(216)	165	-	-			-

Chemical
Asset sale gains	-	-	-	3	3	-	-			-
Total Chemical	-	-	-	3	3	-	-			-

Midstream and Marketing
Asset and equity sales gains	-	60	-	-	60	-	-			-
Asset impairments and related items	-	-	-	(77)	(77)	-	-			-
Total Midstream	-	60	-	(77)	(17)	-	-			-

Corporate
No non-core items	-	-	-	-	-	-	-			-
Total Corporate	-	-	-	-	-	-	-			-

Taxes (a)	-	-	-	474	474	-	-			-
Income From Continuing Operations	-	388	53	184	625	-	-			-
Totals	$-	$388	$53	$184	$625	$-	$-			$-

(a) The fourth quarter of 2017 amount included benefits recognized due to the change in federal tax law and tax rate.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,894	$1,848	$1,865	$2,263	$7,870	$2,454	$2,531			$4,985
Chemical	1,068	1,156	1,071	1,060	4,355	1,154	1,176			2,330
Midstream and Marketing	211	270	266	410	1,157	389	603			992
Eliminations	(216)	(214)	(203)	(241)	(874)	(234)	(227)			(461)
	2,957	3,060	2,999	3,492	12,508	3,763	4,083			7,846
Interest, dividends and other income	21	31	20	27	99	29	38			67
Gains on sale of assets and equity investments, net	-	512	86	69	667	33	10			43
	2,978	3,603	3,105	3,588	13,274	3,825	4,131			7,956

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,426	1,486	1,357	1,325	5,594	1,363	1,465			2,828
Selling, general and administrative and other operating expenses	272	352	352	448	1,424	307	402			709
Taxes other than on income	68	77	76	90	311	108	115			223
Depreciation, depletion and amortization	942	989	995	1,076	4,002	921	947			1,868
Asset impairments and related items	13	-	11	521	545	30	12			42
Exploration expense	11	8	8	55	82	15	21			36
Interest and debt expense, net	81	86	91	87	345	97	97			194
	2,813	2,998	2,890	3,602	12,303	2,841	3,059			5,900
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	165	605	215	(14)	971	984	1,072			2,056
Benefit from (provision for) domestic and foreign income taxes	(78)	(285)	(85)	431	(17)	(339)	(302)			(641)
Income from equity investments	30	187	60	80	357	63	78			141
NET INCOME	$117	$507	$190	$497	$1,311	$708	$848			$1,556

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10			$2.02
DILUTED EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10			$2.02

DIVIDENDS PER COMMON SHARE	$0.76	$0.76	$0.77	$0.77	$3.06	$0.77	$0.77			$1.54

AVERAGE COMMON SHARES OUTSTANDING
BASIC	764.4	764.9	765.5	765.5	765.1	765.6	765.7			765.7
DILUTED	765.2	765.9	766.4	766.4	765.9	767.0	767.4			767.2

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2017				2018
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,494	$2,218	$1,806	$1,672	$1,606	$1,362
Trade receivables, net	4,316	3,913	3,749	4,145	5,184	5,521
Inventories	1,005	920	1,007	1,246	1,057	1,347
Assets held for sale	162	558	-	474	335	1,664
Other current assets	1,261	466	483	733	712	1,096
Total current assets	8,238	8,075	7,045	8,270	8,894	10,990
INVESTMENTS
Investments in unconsolidated entities	1,436	1,572	1,526	1,515	1,509	1,551
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	69,612	68,796	70,315	70,246	71,262	71,214
Accumulated depreciation, depletion and amortization	(37,607)	(37,330)	(38,250)	(39,072)	(39,918)	(40,782)
	32,005	31,466	32,065	31,174	31,344	30,432
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	786	869	807	1,067	1,061	1,094
TOTAL ASSETS	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067

CURRENT LIABILITIES
Current maturities of long-term debt	$500	$500	$500	$500	$-	$-
Accounts payable	4,071	3,825	3,734	4,408	5,059	5,412
Accrued liabilities	2,155	2,050	2,128	2,492	2,011	2,521
Liabilities of assets held for sale	126	16	-	-	-	145
Total current liabilities	6,852	6,391	6,362	7,400	7,070	8,078
LONG-TERM DEBT, NET	9,322	9,324	9,326	9,328	10,309	10,312
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,031	1,059	978	581	659	738
Asset retirement obligations	1,139	1,131	1,134	1,241	1,248	1,244
Pension and post retirement obligations	976	989	1,002	1,005	1,008	1,010
Environmental remediation reserves	736	742	732	728	729	731
Other	1,330	1,309	1,240	1,171	1,063	1,023
	5,212	5,230	5,086	4,726	4,707	4,746
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179	179
Treasury stock	(9,143)	(9,149)	(9,154)	(9,168)	(9,168)	(9,268)
Additional paid-in capital	7,783	7,824	7,850	7,884	7,916	7,967
Retained earnings	22,513	22,435	22,032	21,935	22,107	22,361
Accumulated other comprehensive loss	(253)	(252)	(238)	(258)	(312)	(308)
Total equity	21,079	21,037	20,669	20,572	20,722	20,931
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$117	$507	$190	$497	$1,311	$708	$848			$1,556
Depreciation, depletion and amortization (see detail below)	942	989	995	1,076	4,002	921	947			1,868
Deferred income tax (benefit) provision	(108)	84	(87)	(608)	(719)	94	77			171
Asset impairments and other non-cash charges	97	(549)	(14)	546	80	(26)	116			90
Operating cash flow before working capital	1,048	1,031	1,084	1,511	4,674	1,697	1,988			3,685
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)			(920)
Other, net (a)	(8)	737	(7)	(42)	680	-	-			-
Operating cash flow	505	1,849	1,086	1,421	4,861	1,009	1,756			2,765

INVESTING CASH FLOW
Capital expenditures (see detail below)	(752)	(779)	(947)	(1,160)	(3,638)	(1,032)	(1,287)			(2,319)
Payment for purchases of assets	(19)	(358)	(683)	(4)	(1,064)	(177)	(65)			(242)
Sales of assets and equity investments, net	-	609	684	110	1,403	275	55			330
Changes in capital accrual	(41)	6	55	102	122	(45)	39			(6)
Other investing activities	140	(17)	(24)	(1)	98	8	(57)			(49)
Investing cash flow	(672)	(539)	(915)	(953)	(3,079)	(971)	(1,315)			(2,286)

FINANCING CASH FLOW
Cash dividends paid	(584)	(584)	(586)	(592)	(2,346)	(592)	(593)			(1,185)
Purchases of treasury stock	-	(6)	(6)	(13)	(25)	-	(97)			(97)
Proceeds from long-term debt	-	-	-	-	-	978	-			978
Payment of long-term debt	-	-	-	-	-	(500)	-			(500)
Other financing activities	12	4	9	3	28	10	5			15
Financing cash flow	(572)	(586)	(583)	(602)	(2,343)	(104)	(685)			(789)

Increase (decrease) in cash and cash equivalents	(739)	724	(412)	(134)	(561)	(66)	(244)			(310)
Cash and cash equivalents - beginning of period	2,233	1,494	2,218	1,806	2,233	1,672	1,606			1,672
Cash and cash equivalents - end of period	$1,494	$2,218	$1,806	$1,672	$1,672	$1,606	$1,362			$1,362

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$593	$625	$629	$702	$2,549	$502	$556			$1,058
Latin America	27	32	31	34	124	27	25			52
Middle East	144	148	153	151	596	208	183			391
Chemical	86	90	86	90	352	87	88			175
Midstream and Marketing	81	84	86	89	340	87	86			173
Corporate	11	10	10	10	41	10	9			19
	$942	$989	$995	$1,076	$4,002	$921	$947			$1,868

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(280)	$(298)	$(439)	$(513)	$(1,530)	$(574)	$(742)			$(1,316)
Permian EOR	(119)	(87)	(100)	(124)	(430)	(124)	(116)			(240)
Other Domestic	(1)	-	(2)	(4)	(7)	(4)	(2)			(6)
Latin America	(29)	(35)	(47)	(52)	(163)	(28)	(59)			(87)
Middle East	(148)	(135)	(143)	(161)	(587)	(174)	(180)			(354)
Exploration Drilling	(16)	(42)	(74)	(96)	(228)	(36)	(25)			(61)
Chemical	(63)	(73)	(63)	(109)	(308)	(41)	(60)			(101)
Midstream and Marketing	(65)	(89)	(68)	(62)	(284)	(44)	(81)			(125)
Corporate	(1)	(11)	(11)	(39)	(62)	(7)	(22)			(29)
GAAP external reporting	(722)	(770)	(947)	(1,160)	(3,599)	(1,032)	(1,287)			(2,319)
Cracker JV investment contributions	(30)	(9)	-	-	(39)	-	-			-
	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)			$(2,319)

(a)  The 2017 amount represents collection of $761 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2017					2018
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177	201			189
Permian EOR	145	146	153	155	150	154	153			153
South Texas & Other	29	12	5	5	13	5	4			5
Total	303	296	297	319	304	336	358			347

Latin America	29	33	33	33	32	33	32			32

Middle East
Al Hosn	57	75	76	75	71	61	68			64
Dolphin	39	43	43	42	42	36	41			39
Oman	95	96	95	93	95	85	89			87
Qatar	61	58	56	59	58	58	51			55
Total	252	272	270	269	266	240	249			245

TOTAL REPORTED PRODUCTION	584	601	600	621	602	609	639			624

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123			116
Permian EOR	111	110	115	117	113	117	116			116
South Texas & Other	3	2	2	1	2	2	1			2
Total	192	195	199	214	200	228	240			234
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37			34
Permian EOR	24	26	28	29	27	28	28			28
South Texas & Other	5	2	-	-	2	-	-			-
Total	52	53	54	58	55	59	65			62
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246			234
Permian EOR	59	58	57	56	57	56	54			55
South Texas & Other	124	50	17	20	53	16	16			16
Total	352	286	261	279	294	294	316			305

Latin America
Oil (MBBL)	28	32	32	32	31	32	31			31
Natural Gas (MMCF)	8	7	7	7	7	6	6			6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12			12
Dolphin	7	7	7	7	7	6	7			7
Oman	73	72	71	70	71	64	65			64
Qatar	61	58	56	59	59	58	51			55
Total	152	151	148	150	150	139	135			138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22			20
Dolphin	8	8	9	8	8	7	8			7
Total	26	32	33	32	31	26	30			27
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204			194
Dolphin	146	166	163	161	159	139	156			148
Oman	131	142	141	139	138	127	146			136
Total	444	532	533	524	508	449	506			478

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2017					2018
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177	201			189
Permian EOR	145	146	153	155	150	154	153			153
Other Domestic	4	5	5	5	5	5	4			5
Total	278	289	297	319	296	336	358			347

Latin America	29	33	33	33	32	33	32			32

Middle East
Al Hosn	57	75	76	75	71	61	68			64
Dolphin	39	43	43	42	42	36	41			39
Oman	95	96	95	93	95	85	89			87
Qatar	61	58	56	59	58	58	51			55
Total	252	272	270	269	266	240	249			245

TOTAL ONGOING OPERATIONS	559	594	600	621	594	609	639			624

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123			116
Permian EOR	111	110	115	117	113	117	116			116
Other Domestic	1	2	2	1	2	2	1			2
Total	190	195	199	214	200	228	240			234
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37			34
Permian EOR	24	26	26	29	27	28	28			28
Total	47	51	52	58	53	59	65			62
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246			234
Permian EOR	59	58	57	56	57	56	54			55
Other Domestic	16	18	17	20	18	16	16			16
Total	244	254	261	279	259	294	316			305

Latin America
Oil (MBBL)	28	32	32	32	31	32	31			31
Natural Gas (MMCF)	8	7	7	7	7	6	6			6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12			12
Dolphin	7	7	7	7	7	6	7			7
Oman	73	72	71	70	71	64	65			64
Qatar	61	58	56	59	59	58	51			55
Total	152	151	148	150	150	139	135			138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22			20
Dolphin	8	8	9	8	8	7	8			7
Total	26	32	33	32	31	26	30			27
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204			194
Dolphin	146	166	163	161	159	139	156			148
Oman	131	142	141	139	138	127	146			136
Total	444	532	533	524	508	449	506			478

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2017					2018
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	289	297	319	296	336	358			347

Latin America	28	35	31	36	33	33	31			32

Middle East
Al Hosn	57	75	76	75	71	61	68			64
Dolphin	39	43	43	42	42	37	41			39
Oman	96	96	95	94	95	85	72			79
Qatar	60	58	58	58	58	58	52			55
Total	252	272	272	269	266	241	233			237

ONGOING OPERATIONS	558	596	600	624	595	610	622			616
Operations Sold, Exited and Exiting	25	7	-	-	8	-	-			-
TOTAL REPORTED SALES	583	603	600	624	603	610	622			616

REALIZED PRICES
United States
Oil ($/BBL)	$48.67	$44.94	$45.04	$52.54	$47.91	$61.03	$61.08			$61.06
NGLs ($/BBL)	$23.07	$20.47	$22.99	$27.74	$23.67	$26.89	$28.87			$27.93
Natural Gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49			$1.76

Latin America
Oil ($/BBL)	$48.26	$42.60	$45.54	$56.88	$48.50	$59.24	$65.66			$62.38
Natural Gas ($/MCF)	$4.77	$5.18	$5.22	$5.19	$5.08	$5.68	$6.07			$5.87

Middle East
Oil ($/BBL)	$49.63	$49.51	$47.84	$54.54	$50.38	$61.45	$66.59			$63.83
NGLs ($/BBL)	$18.64	$16.31	$17.01	$20.33	$18.05	$21.89	$23.58			$22.79

Total Worldwide
Oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12			$62.07
NGLs ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21			$26.34
Natural Gas ($/MCF)	$2.07	$1.81	$1.77	$1.74	$1.84	$1.82	$1.58			$1.69

Index Prices
WTI Oil ($/BBL)	$51.91	$48.29	$48.21	$55.40	$50.95	$62.87	$67.88			$65.37
Brent Oil ($/BBL)	$54.66	$50.92	$52.18	$61.54	$54.82	$67.18	$74.90			$71.04
NYMEX Natural Gas ($/MCF)	$3.26	$3.14	$2.95	$2.99	$3.09	$2.87	$2.75			$2.81

Percentage of Index Prices
Worldwide oil as a percentage of WTI	94%	96%	96%	97%	96%	97%	93%			95%
Worldwide oil as a percentage of Brent	90%	91%	89%	87%	89%	91%	84%			87%
Worldwide NGL as a percentage of WTI	42%	39%	43%	45%	42%	40%	40%			40%
Worldwide NGL as a percentage of Brent	39%	37%	40%	41%	39%	38%	36%			37%
Domestic gas as a percentage of NYMEX	82%	71%	73%	70%	75%	72%	54%			63%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.47	$13.55	$13.23	$12.94	$13.29	$13.32	$12.80			$13.05
Latin America	$14.70	$11.73	$11.83	$13.90	$12.99	$12.17	$12.17			$12.17
Middle East	$10.67	$10.04	$9.03	$9.49	$9.79	$10.75	$11.44			$11.09
Total Oil and Gas	$12.33	$11.86	$11.25	$11.51	$11.73	$12.24	$12.26			$12.25

Taxes other than on income ($/BOE)
United States	$2.07	$2.53	$2.56	$2.69	$2.47	$3.27	$3.19			$3.23
Total Oil and Gas	$1.15	$1.27	$1.29	$1.40	$1.28	$1.82	$1.86			$1.84

DD&A expense ($/BOE)
United States	$21.74	$23.17	$23.06	$23.93	$22.99	$16.63	$17.07			$16.86
Latin America	$10.61	$9.91	$10.81	$10.25	$10.37	$8.99	$8.95			$8.97
Middle East	$6.34	$6.02	$6.11	$6.11	$6.14	$9.62	$8.58			$9.10
Total Oil and Gas	$14.55	$14.67	$14.74	$15.47	$14.87	$13.44	$13.48			$13.46

G&A and other operating expenses ($/BOE)	$3.65	$3.60	$3.88	$3.45	$3.65	$2.74	$2.96			$2.85

Exploration Expense ($ millions)
United States	$10	$5	$6	$13	$34	$8	$17			$25
Latin America	1	2	1	1	5	1	1			2
Middle East	-	1	1	41	43	6	3			9
	$11	$8	$8	$55	$82	$15	$21			$36

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$2	$220	$117	$139		$381	$750
Sales price	150	(109)	13	290		235	66
Sales volume	(59)	25	(11)	11		(68)	(20)
Operating expenses	11	(4)	30	(40)		(11)	(23)
DD&A rate	93	(1)	7	(3)		171	(5)
Exploration expense	7	3	1	(48)		41	(7)
All others	16	(17)	(18)	32		1	19
Current quarter core income	$220	$117	$139	$381		$750	$780

Chemical
Prior quarter core income	$152	$170	$230	$200		$217	$298
Sales price	10	61	9	32		36	5
Sales volume / mix	43	10	(16)	(4)		(10)	10
Operations / manufacturing	(15)	(47)	(10)	(16)		46	6
All others	(20)	36	(13)	5		9	(2)
Current quarter core income	$170	$230	$200	$217		$298	$317

Midstream and Marketing
Prior quarter core income (loss)	$(48)	$(47)	$25	$4		$129	$179
Marketing	-	47	(19)	110		(9)	121
Gas plants	8	(12)	4	22		63	(75)
Pipelines	(9)	32	(8)	5		(6)	20
Power generation	2	1	3	(8)		1	5
All others	-	4	(1)	(4)		1	-
Current quarter core income (loss)	$(47)	$25	$4	$129		$179	$250

Year-over-Year
Oil & Gas
Prior year core income	$(508)	$(117)	$(49)	$2	$(672)	$220	$117			$337
Sales price	717	281	193	348	1,539	410	624			1,034
Sales volume	(15)	(56)	(41)	(44)	(156)	(25)	(159)			(184)
Operating expenses	(52)	(57)	(15)	(3)	(127)	(24)	(43)			(67)
DD&A rate	86	88	95	102	371	175	220			395
Exploration expense	(2)	18	2	(38)	(20)	(4)	(13)			(17)
All others	(6)	(40)	(46)	14	(78)	(2)	34			32
Current quarter core income	$220	$117	$139	$381	$857	$750	$780			$1,530

Chemical
Prior year core income	$126	$88	$117	$152	$483	$170	$230			$400
Sales price	126	137	109	104	476	135	86			221
Sales volume / mix	26	54	(12)	16	84	(33)	(43)			(76)
Operations / manufacturing	(101)	(90)	(32)	(62)	(285)	(12)	48			36
All others	(7)	41	18	7	59	38	(4)			34
Current quarter core income	$170	$230	$200	$217	$817	$298	$317			$615

Midstream and Marketing
Prior year core (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25			$(22)
Marketing	24	62	4	132	222	129	203			332
Gas plants	13	(5)	9	23	40	77	15			92
Pipelines	13	22	9	21	65	23	11			34
Power generation	-	(1)	(4)	(2)	(7)	(3)	1			(2)
All others	(2)	5	6	3	12	-	(5)			(5)
Current quarter core income (loss)	$(47)	$25	$4	$129	$111	$179	$250			$429